GRANT AGREEMENT made the 9th day of November, 1993 BETWEEN THE INDUSTRIAL DEVELOPMENT AUTHORITY having its principal place of business at Wilton Park House, Wilton Place, Dublin 2 ("the Authority") of the first part, AST IRELAND LIMITED having its registered office at 1 Earlsfort Centre, Hatch Street, Dublin 2 ("the Company") of the second part and AST RESEARCH, INC. having its principal place of business at 16215 Alton Parkway, Irvine, California 92718 ("the Promoters") of the third part.

WHEREAS:

(a) The Company which is indirectly controlled by the Promoters has been incorporated with the principal object of establishing in two phases (the commencement of Phase 2 being entirely at the option of the Company), and carrying on at Castletroy, Co. Limerick an industrial undertaking for the production, sale, distribution, and/or repair of personal computers including support services ("the Undertaking"), in accordance with proposals furnished to the Authority by the Promoters and has applied to the Authority for financial assistance towards the cost of establishing the Undertaking in two Phases which is intended to give employment to XXXXX persons;

(b) The Company and the Promoters having made all necessary inquiries are satisfied and represent to the Authority that to the best of their belief there will be available to the Undertaking the raw materials, business and technical personnel, knowledge, and facilities required for its proper commercial establishment and efficient operation;

(c) The Promoters have represented to the Authority that the Undertaking will contribute to the regional development of Ireland;

IT IS HEREBY AGREED that in consideration of the Company implementing the said proposals and carrying on Phase 1 of the Undertaking substantially in accordance with this Agreement the Authority agrees to grant to the Company the sum of PoundsXXXXXXXXX Irish Pounds in respect of Phase 1 for the employment of XXX people or the aggregate of XXXXXX Irish Pounds for each job created in Phase 1 of the Undertaking in accordance with Paragraph 1 of the Schedule hereto whichever is the lesser and if the Company at its option proceeds to Phase 2 of the Undertaking in consideration of the Company carrying on such Phase the sum of XXXXXXXXX Irish Pounds in respect of Phase 2 for the employment of XXX people or the aggregate of XXXXXX Irish Pounds for each job created in Phase 2 of the Undertaking in accordance with Paragraph 1 of the Schedule hereto whichever is the lesser ("the Grant") on the following terms and conditions. For the purpose of this Agreement, "job" shall mean a full-time permanent position in the Undertaking created in accordance with Paragraph 1 of the Schedule hereto.



1.   DEVELOPMENT OF THE UNDERTAKING:
The development of the Undertaking and in particular the provision of employment shall be substantially in accordance with the particulars given in the said proposals it being understood and agreed by the parties hereto that the decision to proceed with Phase 2 of the Undertaking shall be entirely at the option of the Company and any failure on its part to exercise such option shall not be regarded as a breach of this Agreement or in any way entitle the Authority to repayment of any grants paid or to withhold any grant payable hereunder.

2.   CONTROL OF THE COMPANY:
The controlling interest in the Company shall be held directly or indirectly by the Promoters unless otherwise agreed to in writing by the Authority.

3.   PROMOTERS INVESTMENT:
The Company shall provide or procure finance for Phase 1 (and if the Company decides at its option to proceed with Phase 2) for Phase 2 as specified in the Schedule for the purposes of the Undertaking.

4.   PLANNING PERMISSION AND PREVENTION OF POLLUTION:
The Company shall:
4-1 Obtain all necessary permissions prescribed by Local and/or National Authorities and shall comply with all requirements of such permissions and with all Building Regulations and Statutory requirements (if any) required for the Undertaking;
4-2 Comply with all Statutory, Local, and/or National Authority requirements in relation to environmental controls and the prevention of pollution.

5.   INSURANCE:
The Company shall:
5-1 Keep all the fixed assets insured in accordance with good and customary commercial practice to their full cost of re-instatement against loss or damage by fire and explosion;
5-2 Obtain on commencement of production and in accordance with good commercial practice Consequential Loss Insurance to adequately indemnify the Company against losses and costs resulting from fire and explosion, and
5-3 Make arrangements to ensure that the Authority will be notified of any failure to renew the insurance specified at clauses (5-1) and (5-2) hereof and also of any substantial change in such insurance.



6.   RESTORATION OF FIXED ASSETS:
If there should be damage to or loss of fixed assets including buildings under construction through fire or explosion or any other cause the insurance as maintained under Clause 5 or other compensation received by the Company shall be used forthwith to restore to the reasonable satisfaction of the Authority the property so damaged or lost and in the event of such compensation being insufficient for that purpose the Company shall make good the deficiency out of its own funds.

7.   GUARANTEES:
The Company shall not give a guarantee in respect of any borrowings other than borrowings for the purposes of the Undertaking without the prior written consent of the Authority.

8.   NON-DISTRIBUTION OF THE GRANT:
The Company shall not distribute by way of dividend on the share capital of the Company or otherwise any sum received in respect of the grant.

9.   ROYALTIES OR SIMILAR PAYMENTS:
The Company may only make royalty or similar payments on the following terms and conditions:-
9-1 That to the extent that the said royalty and/or similar payments exceed XXX of the Company's net annual sales, such excess shall not be payable except out of the profits of the Company which would otherwise be available for dividend, and
9-2 That in the event of the winding up of the Company the amount of any such excess accrued or accruing for payment but unpaid shall be subordinated to the claims of the unsecured creditors, including the Authority, of the Company.

10.  PAYMENT OF GRANT:
10-1 The grant for Phase 1 shall be paid subject to the following terms and conditions and the Company shall provide evidence satisfactory to the Authority:-
     10-1-1    That the Company has been properly incorporated and that
     its Memorandum and Articles of Association empower the Company to implement this Agreement;
     10-1-2    That the Company has title acceptable to the Authority to
     all land and buildings required for the Undertaking including the buildings purchased from Wang Laboratories Ireland B.V.;
     10-1-3    That the necessary arrangements have been made for the
     provision of all capital required for Phase 1 of the Undertaking as specified at Paragraph 2 of the Schedule;
     10-1-4 That all Planning Permissions as aforesaid have been obtained and complied with;
     10-1-5 That all requirements for the control of the environment and prevention of pollution as aforesaid have been complied with;
     10-1-6 That insurance arrangements in respect of Phase 1 eligible assets as aforesaid have been made;
     10-1-7 That the Company has obtained a tax number in the relevant tax district; that it is up to date in its tax affairs with the Revenue Commissioners and prior to total payments from the grant exceeding IRPoundsXXXXX and to each subsequent payment from the grant it shall submit an up to date tax clearance certificate from the Revenue Commissioners;
     10-1-8 That the fixed assets in respect of Phase 1 have been provided in accordance with the proposals;
     10-1-9 That the jobs in Phase 1 of the Undertaking in respect of which the grant is payable are occupied by Irish nationals;
     10-1-10   That the Company has substantially complied up to date with all the provisions of this Agreement;

10-2 The grant for Phase 2 shall be paid subject to the following terms and conditions:-
     10-2-1    That the Authority has formerly reviewed Phase 1 of the
     Undertaking and is satisfied with same;
     10-2-2    That the Company has indicated in writing to the Authority that it wishes to exercise its option to commence Phase 2 of the
     Undertaking;
     10-2-3    That the Company shall provide evidence satisfactory to the
     Authority that the necessary arrangements have been made for the provision of all capital required for Phase 2 of the Undertaking as specified at Paragraph 2 of the Schedule;
     10-2-4    That all Planning Permissions as aforesaid have been obtained and complied with;
     10-2-5    That all requirements for the control of the environment and prevention of pollution as aforesaid have been complied with;
     10-2-6    That insurance arrangements in respect of Phase 2 eligible assets as aforesaid have been made;
     10-2-7    That the Company has obtained a tax number in the relevant tax district; that it is up to date in its tax affairs with the Revenue Commissioners and prior to total payments from the grant exceeding IRPoundsXXXXX and to each subsequent payment from the grant it shall submit an up to date tax clearance certificate from the Revenue Commissioners;
     10-2-8    That the fixed assets in respect of Phase 2 have been provided in accordance with the proposals;
     10-2-9    That the jobs in Phase 2 of the Undertaking in respect of which the grant is payable are occupied by Irish nationals;
     10-2-10   That the Company has substantially complied up to date with all the provisions of this Agreement;
     10-2-11   That the Company shall provide evidence satisfactory to the
     Authority that it has complied up to date with all the provisions of this Agreement.

10-3 Subject to 10-1 and 10-2 and in particular to Paragraph 2-3 of the Schedule the grant in respect of each Phase shall be paid to the Company in two moieties. The first moiety shall be payable when the job has been created (a job shall be deemed to be created when a contract of employment has been signed and payment has been made to an employee in respect of work done in the job) and the second moiety shall be payable when permanent full-time employment in the job for a twelve-month period has been completed. Claims for payment of the employment grant may be submitted monthly and shall be certified by the Company's auditors in a satisfactory format.

11.  FURNISHING OF INFORMATION:
11-1 The Company shall if required by the Authority, submit an Auditor's
     Certificate giving such details as the Authority may require in relation to the employment history of the Company and shall permit the officers and agents of the Authority to inspect the fixed assets and to inspect employment and other records of the Company at all reasonable times during the term of this Agreement and shall furnish to the Authority whenever requested in writing all such information and documentary evidence as the Authority may from time to time reasonably require to vouch compliance by the Company with any of the terms and conditions of this Agreement.
11-2 The Company acknowledges the right of the Authority to consult with relevant third parties to obtain any information it requires relating to the affairs of the Company and/or the Promoters prior to any payment from the grant and to withhold grant payments in the event of such information being unsatisfactory to the Authority. The Authority undertakes to inform the Company of the source and nature of any such unsatisfactory information. The Company and/or the Promoters hereby undertake to instruct such third parties to furnish any such information to the Authority on request.
11-3 The Company shall submit Annual Audited Accounts satisfactory to the
     Authority in all material respects in connection with the Undertaking and the Company's obligations under this Agreement for the duration of this Agreement within six months from the end of the relevant financial year.

12.  NOTICES:
12-1 The Certificate of an Officer of the Authority certifying any decision of the Authority taken or made hereunder shall be conclusive evidence of any such decision save in the case of manifest error;
12-2 Any notice by the Authority to the Company or to the Promoters under this Agreement shall be sent by registered post to the Registered Office of the Company and the last notified registered office of the Promoters.

13.  CONSENTS:
13-1 Circumstances requiring the consent, approval, or permission of any party hereto shall be interpreted to mean that such consents, approvals, or permissions shall not be unreasonably withheld. This provision shall not apply to the provisions of Clause 2 hereof.
13-2 Any variation or modification of any of the terms or conditions herein made at the request of or with the agreement of the Company and with the consent of the Authority shall not in any way determine or prejudice the Promoters' liability hereunder PROVIDED ALWAYS that such a variation or modification involving an amount in excess of XXXXXXXXXX Irish Pounds shall not be made without the express consent of the Promoters and PROVIDED FURTHER that the financial amount of the Promoters' said liability shall not be increased without their express agreement in writing.

14.  ACHIEVEMENT OF PROJECTED PERFORMANCE:
The Authority may at any time within XXXX years from the date of payment of the first moiety of the Employment Grant in respect of any job revoke the Employment Grant paid in respect of that job if the job should become vacant and remain vacant for a period in excess of XXX calendar months.

15.  TERMINATION OF AGREEMENT:
This Agreement shall terminate on the date being ten years from the date of the first claim from the grant PROVIDED ALWAYS that if the Company should request and the Authority should consent to an extension of a period specified herein or in the Capital Grant Agreement of even date entered into between the parties hereto in relation to fulfillment by the Company of a condition in either Agreement the duration of this Agreement shall be extended correspondingly.

16.  CANCELLATION AND REVOCATION OF GRANT:
The Authority may stop payment of the grant and/or revoke and cancel or reduce the grant or so much thereof as shall not then have been actually paid to the Company if any one or more of the following events should occur:-
16-1 If there be any breach of the terms or conditions of Clause 2 hereof;
16-2 If the Company should to a material extent be in breach of any of the terms and conditions of this Agreement other than those specified in Clause 16-1 hereof and having failed to establish to the reasonable satisfaction of the Authority that such breach was due to force majeure and shall not have rectified such breach within 30 days after written notice thereof has been served on the Company;
16-3 If an order is made or an effective resolution is passed for the winding up of the Company except in the case of a bona fide amalgamation or reconstruction;
16-4 If a Receiver is appointed over any of the property of the Company or if a distress or execution is levied or served upon any of the property of the Company and is not paid off within 30 days;
16-5 If the Company should cease to carry on the Undertaking.

If the grant be revoked, the Company and/or the Promoters shall repay to the Authority on demand all sums received in respect of the grant and if the grant be reduced the Company and/or the Promoters shall repay to the Authority on demand all sums received in excess of the amount of the reduced grant and in either case in default of such repayment such sums shall be recoverable by the Authority from the Company and/or the Promoters as a joint and several simple contract debt PROVIDED ALWAYS that if the Company at its option commences Phase 2 of the Undertaking, any failure by it to comply with its obligations in respect of that Phase shall not be construed as or considered to be a breach of its obligations under Phase 1 of this Agreement and PROVIDED FURTHER that it is understood by and between the parties hereto that any failure by the Company to commence Phase 2 shall not entitle the Authority to stop payment of the Grant and/or revoke or cancel or reduce the Grant or so much thereof as shall not then have actually been paid to the Company in respect of Phase 1.

17.  GOVERNING LAW:
This Agreement shall be governed by and be construed in accordance with the Laws of Ireland and the parties hereto expressly and irrevocably submit to the jurisdiction of the Irish courts and the Promoters hereby irrevocably appoint the Company to be its attorney for the purpose of accepting service on its behalf of any notice, document, or legal process with respect to the Promoters' obligations pursuant to the provisions of Clause 14 or 16 hereof and service of any such document on such attorney shall be deemed for all purposes to be good service.


                                    SCHEDULE

1.    CUMULATIVE PROVISION OF EMPLOYMENT

                        PHASE 1                 PHASE 2

Job Description   Year 1   Year 2 Year 3     Year 4   Year 5

Administration     XX       XX     XX          XX         XX

Distribution       XX       XX     XX          XX         XX

Repair/Technical   XX       XX     XX          XX        XXX
Services

Indirects          XX       XX     XX         XXX        XXX

Direct Labor
Manufacturing     XXX      XXX    XXX         XXX        XXX

TOTAL:            XXX      XXX    XXX         XXX      XXXXX



2.   PROMOTERS INVESTMENT:

2-1 The Company shall procure or provide for the purposes of Phase 1 of the Undertaking:-

     Equity Equivalent of IRPoundsXXXXXXXXX;

     For the purposes of this Agreement, "Equity Equivalent" shall mean the total monies obtained by the Company as follows:-

     2-1-1     Cash received directly or indirectly by the Company from the
     Promoters in consideration for the issue at par of fully paid-up
     Ordinary Shares in the Company or for the issue at a premium of fully paid up Ordinary Shares in the Company PROVIDED ALWAYS that notwithstanding the provisions of Section 62 of the Companies Act 1963 no part of the funds standing to the credit of the Company's Share
     Premium Account (arising from the issue of Shares at a premium) shall be distributed or otherwise dealt with during the term of this
     Agreement other than in paying up at par unissued shares in the capital of the Company; and/or
     2-1-2     Retained earnings of the Company capitalized at par as fully paid-up Ordinary Shares in the Company; and/or
     2-1-3     Retained earnings of the Company transferred to a special non-
     distributable reserve account which shall be maintained at the appropriate level for the duration of this Agreement; and/or
     2-1-4     Loans from the Promoters or wholly owned subsidiaries thereof or agreed third parties on the following terms and conditions ("Subordinated Loans"):-
          2-1-4-1   That no interest on such loans shall be payable by
          the Company except out of profits which would otherwise be available for dividend;
          2-1-4-2   That no such loans shall be repaid except out of profits of the Company which would otherwise be available for dividend or out of a new loan obtained on the same terms for this purpose, or out of the proceeds of a new issue at par of fully paid-up Ordinary
          Shares in the Company made for this purpose;
          2-1-4-3   That where any such loans are repaid out of profits, there shall be transferred out of profits which would otherwise have been available for dividend to a special non-distributable reserve account a sum equal to the amount of the loan repaid, and that there shall be no reduction in the amount of such special non-distributable reserve account during the term of this Agreement;
          2-1-4-4   That where any such loans are repaid out of a new loan
          obtained for this purpose, the new loan shall be subject to these conditions as if it were the original loan;
          2-1-4-5   That in the event of the winding up of the Company the
          amount of any such loans still outstanding shall be subordinated to the claims of the unsecured creditors of the Company;
PROVIDED ALWAYS that not less than 25% of the Equity Equivalent shall be Ordinary Shares in the Company as specified at sub-paragraphs 2-1-1 and/or 2-1-2 above and PROVIDED FURTHER that retained earnings utilized as Equity Equivalent as aforesaid shall not include any sum received in respect of the grant or derived from a revaluation of the fixed assets of the Company.

2-2 The Company shall procure or provide for the purposes of Phase 2 of the Undertaking:-

     Equity Equivalent of IRPoundsXXXXXXXXX;

     For the purposes of this Agreement, "Equity Equivalent" shall mean the total monies obtained by the Company as follows:-

     2-2-1     Cash received directly or indirectly by the Company from the
     Promoters in consideration for the issue at par of fully paid-up
     Ordinary Shares in the Company or for the issue at a premium of fully paid up Ordinary Shares in the Company PROVIDED ALWAYS that notwithstanding the provisions of Section 62 of the Companies Act 1963 no part of the funds standing to the credit of the Company's Share
     Premium Account (arising from the issue of Shares at a premium) shall be distributed or otherwise dealt with during the term of this
     Agreement other than in paying up at par unissued shares in the capital of the Company; and/or
     2-2-2     Retained earnings of the Company capitalized at par as fully paid-up Ordinary Shares in the Company; and/or
     2-2-3     Retained earnings of the Company transferred to a special non-
     distributable reserve account which shall be maintained at the appropriate level for the duration of this Agreement; and/or
     2-2-4     Loans from the Promoters or wholly owned subsidiaries thereof or agreed third parties on the following terms and conditions ("Subordinated Loans"):-
          2-2-4-1   That no interest on such loans shall be payable by the
          Company except out of profits which would otherwise be available for dividend;
          2-2-4-2   That no such loans shall be repaid except out of profits of the Company which would otherwise be available for dividend or out of a new loan obtained on the same terms for this purpose, or out of the proceeds of a new issue at par of fully paid-up Ordinary
          Shares in the Company made for this purpose;
          2-2-4-3   That where any such loans are repaid out of profits, there shall be transferred out of profits which would otherwise have been available for dividend to a special non-distributable reserve account a sum equal to the amount of the loan repaid, and that there shall be no reduction in the amount of such special non-distributable reserve account during the term of this Agreement;
          2-2-4-4   That where any such loans are repaid out of a new loan
          obtained for this purpose, the new loan shall be subject to these conditions as if it were the original loan;
          2-2-4-5   That in the event of the winding up of the Company
          the amount of any such loans still outstanding shall be subordinated to the claims of the unsecured creditors of the Company;
PROVIDED ALWAYS that not less than 25% of the Equity Equivalent shall be Ordinary Shares in the Company as specified at sub-paragraphs 2-1-1 and/or 2-1-2 above and PROVIDED FURTHER that retained earnings utilized as Equity Equivalent as aforesaid shall not include any sum received in respect of the grant or derived from a revaluation of the fixed assets of the Company.

2-3 The total amount paid from the grant shall at no time exceed the total amount of Equity Equivalent of which at all times not less than 25% shall comprise an amount for issued Ordinary Shares in the Company as aforesaid PROVIDED ALWAYS that the Company may substitute one form of Equity Equivalent for another.


IN WITNESS whereof the parties hereto have caused their respective Seals to be affixed hereto the day and year first herein written.

PRESENT when the Seal of THE
INDUSTRIAL DEVELOPMENT AUTHORITY
was affixed hereto:-


                                   _______________________
                                   Authorized Officer



                                   _______________________
                                   Authorized Officer

PRESENT when the Seal of
AST IRELAND LIMITED
was affixed hereto:-


                                   ________________________



                                   ________________________

SIGNED for and on behalf of
AST RESEARCH, INC.
by:-



                                   James S. Forquer
                                   Senior Vice President,
                                   Worldwide Operations


                              Dated 9th day of November, 1993



                       INDUSTRIAL DEVELOPMENT AUTHORITY

                                   First Part


                       AST IRELAND LIMITED

                                   Second Part


                              - and -

                       AST RESEARCH, INC.

                                   Third Part



                       __________________________________________

                         EMPLOYMENT  GRANT AGREEMENT

                       __________________________________________



                       INDUSTRIAL DEVELOPMENT AUTHORITY
                       Wilton Park House
                       Wilton Place
                       Dublin 2